UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2021

Date of Report (Date of earliest event reported)

RED METAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	000-52055	20-2138504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

278 Bay Street, Suite 102
Thunder Bay, ON		P7B 1R8
(Address of principal executive offices)		(Zip Code)

1 (807) 345-5380

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On February 17, 2021, the Company issued a news release announcing the results of the Company's Special Meeting of Shareholders, change of the corporate jurisdiction of the Company from Nevada to British Columbia, and a private placement. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01 OTHER EVENTS

Effective February 10, 2021, the Company changed its corporate jurisdiction from the state of Nevada to the province of British Columbia. A copy of the Certificate of Continuation is furnished as Exhibit 3.1 to this Current Report on Form 8-K.

The information furnished herewith pursuant to Items 7.01 and 8.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 3.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

3.1	Certificate of Continuation dated February 10, 2021

99.1	News Release dated February 17, 2021, announcing results of Special Meeting of Shareholders and Continuation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RED METAL RESOURCES LTD.

Date: February 18, 2021	By: /s/ Caitlin Jeffs
Caitlin Jeffs
CEO and President